RISKS	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
RISKS

NOTE 6: RISKS

6.1 Critical accounting estimates and judgments

The preparation of financial statements requires the Company’s Management to make future estimates and assessments, to apply critical judgment and to establish assumptions affecting the application of accounting policies and the amounts of disclosed assets and liabilities, income and expenses.

The applied estimates and accounting judgments are evaluated on a continuous basis and are based on past experiences and other reasonable factors under the existing circumstances. Actual future results might differ from the estimates and evaluations made at the date of preparation of these Consolidated Financial Statements. The estimates which have a significant risk of producing adjustments on the amounts of the assets and liabilities during the following year are detailed below:

6.1.1 Impairment of non-financial long-lived assets

Non-financial long-lived assets, including identifiable intangible assets and right-of-use assets, are reviewed for impairment at the lowest level for which there are separately identifiable cash flows (CGU). For this purpose, each assets group with independent cash flows, each subsidiary, associate and each jointly controlled company has been considered a single CGU, as all of their assets jointly contribute to the generation of cash inflows, which are derived from a single service or product; thus cash inflows cannot be attributed to individual assets.

The value in use of each CGU is estimated on the basis of the present value of future net cash flows expected to be derived on the CGU. Management uses approved budgets up to one year as the base for cash flow projections that are later extrapolated into a term consistent with the assets’ remaining useful life, taking into consideration the appropriate discount rates. The discount rates used to discount future net cash flows is the WACC, for each CGU a specific WACC was determined which considered the business segment and the country conditions where the operations are performed. In order to calculate the fair value less the costs of disposal, the Company Management uses the estimated value of the future cash flows that a market participant could generate from the appropriate CGU, less the necessary costs to carry out the sale of the corresponding CGU.

The Company Management is required to make judgments at the moment of the future cash flow estimation. The actual cash flows and the values may differ significantly from the expected future cash flows and the related values obtained through discount techniques.

6.1.2 Current and deferred Income tax

The Company’s Management periodically evaluates tax treatments affecting the determination of taxable profit regarding uncertain tax treatment under tax law considering the acceptability of a particular tax treatment by the relevant taxation authority, and, if applicable, recognizes tax provisions to reflect the effect of the uncertainty for each tax treatment based on the amount estimated to be paid to the tax authorities.

If the final tax resolution regarding uncertain tax treatments differs from recognised figures, such differences will have an effect on income tax and deferred income tax at the year of such determination.

Deferred tax asset is reviewed at each reporting date and reduced in accordance with the probability that the sufficient taxable base will be available to allow and for the total or partial recovery of these assets. In assessing the recoverability of deferred tax assets, Management considers if it is likely that a portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on the generation of future taxable income in the periods in which these temporary differences become deductible. To make this assessment, Management takes into consideration the scheduled reversal of deferred tax liabilities, the projections of future taxable income and tax planning strategies.

The generation of future taxable profits may differ from these estimated affecting the deductibility of deferred tax assets.

6.1.3 Provision for contingencies

Liabilities related to claims, lawsuits and other legal proceedings arising from the Company’s activities cannot be estimated with certainty. The Company analyzes the status of each contingency and assesses the potential financial exposure, applying the criteria indicated in Note 4.17; to such effect, it prepares estimates mainly with the assistance of legal counsel, based on the information available to Management at the date of preparation of the Consolidated Financial Statements, and taking into account the litigation and resolution/settlement strategies.

The final resolutions of the litigation could differ from Management's estimates, generating current provisions to be inadequate, which could have a material adverse effect on the statement of financial position, comprehensive income, changes in equity and cash flows.

6.1.4 Asset retirement obligations and decommissioning of wind turbines

Asset retirement obligations in oil and gas areas after completion of operations require the Company’s Management to estimate the number of wells, long-term well abandonment costs and the time remaining until abandonment.

In the same way, the obligations related to the decommissioning of wind turbines in wind farms require the Company’s Management to estimate long-term dismantling costs and the time remaining until the dismantling.

Technology, costs and political, environmental and safety considerations constantly change and may result in differences between actual future costs and estimates.

Asset retirement obligations’ and the decommissioning of wind turbines’ estimates are adjusted at least once a year or more frequently if there are changes in the assumptions considered in the assessment.

6.1.5 Impairment of financial assets and other credits

The Group is exposed to losses for uncollectible receivables. The Company Management estimates the final collectability of the accounts receivable.

The accounting of expected credit losses for trade receivables and other receivables with similar risk characteristics is based on the Company's best estimate of the default risk and the calculation of the expected credit losses rates, based on historical information of the behavior of the Company's clients, current market conditions and forward-looking estimates at the end of each reporting period.

In order to estimate collections related to the sale of gas and energy in the spot market and revenues associated with natural gas production promotion plans, the Company mainly considers CAMMESA’s and federal government’s capacity to meet its payment obligations to generators and producers, including the resolutions issued by the SE, which allow the Company to collect its receivables through different mechanisms.

Future adjustments to the allowance may be necessary if future real economic conditions differ substantially from the assumptions used in the assessment for each year.

6.1.6 Actuarial assumptions in defined benefit plans

Commitments with defined benefit plans to employees are recognised as liabilities in the statement of financial position based on actuarial estimates revised annually by an independent actuary, using the projected unit credit method.

The present value of defined benefit pension plan depends on multiple factors that are determined according to actuarial estimates, net of the fair value of the plan assets, when applicable. For this purpose, certain assumptions are used including the discount rate and wage growth rate assumptions. It may be necessary to make adjustments in the future if future real economic conditions materially differ from the assumptions used in the valuation of each year.

6.1.7 Oil and gas reserves

Reserves include oil and gas volumes (in m3 of oil equivalent) that are economically producible, in the areas where the Company operates or has a direct or indirect interest and over which the Company has exploration and exploitation rights.

There are numerous uncertainties in estimating proved and unproved reserves, future production profiles, development costs and prices, including several factors beyond the producer’s control. Reserve engineering is a subjective process of estimating underground accumulations involving a certain degree of uncertainty.

Reserves estimates depend on the quality of the available engineering and geological data as of the estimation date and on the interpretation and judgment thereof.

The Company’s estimates of oil and gas reserves have been developed by the Company’s internal specialists, specifically petroleum engineers, and audited by independent specialists engaged by Company.

The Company uses the information obtained from the calculation of reserves in the determination of depreciation of properties, plant and equipment used in oil and gas areas, as well as assessing the recoverability of these assets and including, when applicable, goodwill allocated to the oil and gas segment (see Notes 4.6 to 4.8).

6.1.8 Fair value of financial assets that are not traded in active markets

The fair value of financial instruments that are not traded in active markets is determined using valuation techniques. These valuation techniques consider estimates based on information available to the Management at Consolidated Financial Statements date, for those significant variables that cannot be observed in the market, including the discount rate, among others.

Future adjustments may be necessary if future real economic conditions differ substantially from the assumptions used in the valuation for each period.

6.1.9 Business Combinations

The acquisition method involves the measurement at fair value of the identifiable assets acquired and the liabilities assumed in the business combination at the acquisition date.

For the purpose to determine the fair value of identifiable assets, the Company uses the valuation approach considered the most representative for each asset. These include: i) the income approach, through indirect cash flows (net present value of expected future cash flows) or through the multi-period excess earnings method, ii) the cost approach (replacement value of the good adjusted for loss due to physical deterioration, functional and economic obsolescence) and iii) the market approach through comparable transactions method.

Likewise, in order to determine the fair value of liabilities assumed, the Company’s Management considers the probability of cash outflows that will be required for each contingency, and elaborates the estimates with assistance of legal advisors, based on the information available and taking into account the strategy of litigation and resolution / liquidation.

Management critical judgment is required in selecting the approach to be used and estimating future cash flows. Actual cash flows and values may differ significantly from the expected future cash flows and related values obtained through the mentioned valuation techniques.

6.2 Financial risk management

6.2.1 Financial Risk Factors

The Company’s activities are subject to several financial risks: market risk (including the exchange rate risk, the interest rate risk and the price risk), credit risk and liquidity risk.

Financial risk management is encompassed within the Company’s global policies, there is an integrated risk management methodology, where the focus is not placed on the individual risks of the business units’ operations, but there is rather a wider perspective focused on monitoring risks affecting the whole portfolio. The Company’s risk management strategy seeks to achieve a balance between profitability targets and risk exposure levels. Financial risks are those derived from financial instruments the Company is exposed to during or at the closing of each fiscal year. The Company uses derivative instruments to hedge certain risks when it deems it necessary according to its risk management internal policies.

Financial risk management is controlled by the Financial Department, which identifies, evaluates and covers financial risks. Risk management systems and policies are reviewed on a regular basis to reflect changes in market conditions and the Company’s activities, and have been applied consistently during the periods included in these Consolidated Financial Statements. This section includes a description of the main risks and uncertainties which may adversely affect the Company’s strategy, performance, operational results and financial position.

6.2.1.1 Market risks

6.2.1.1.1 Foreign exchange risk

The Company’s results of operations and financial position are exposed to changes in the exchange rate between the Company’s functional currency, which is the U.S. dollar and other currencies, primarily with respect to the Argentine peso (which is the legal currency in Argentina). In some cases, the Company may use derivative financial instruments to mitigate the associated exchange rate risk.

In fiscal year 2024, the U.S. dollar recorded an approximate 27.7% increase against the Argentine peso, from $ 808.45 in December 2023 to $ 1,032 in December 2024, and the Company recorded net foreign exchange loss in the amount of US$ 11 million as of December 31, 2024. Taking into account the net passive financial position in Argentine pesos as of December 31, 2024, the Company estimates that provided all other variables remain constant, a 10% revaluation/(devaluation) of U.S. dollar as compared to the Argentine peso would generate in absolute values a increase/(decrease) of US$ 10 million in the fiscal year’s income, before income tax.

The Group´s exposure to other foreign currency movements is not material.

6.2.1.1.2 Price risk

The Company’s investments in financial assets classified as “at fair value through profit or loss” are sensitive to the risk of changes in the market prices resulting from uncertainties as to the future value of such financial assets.

The Company estimates that provided all other variables remain constant, a 10% revaluation/(devaluation) of each market price would generate the following increase/(decrease) in the fiscal year’s income, before income tax in relation to financial assets at fair value through profit and loss detailed in Note 12.2 to these Consolidated Financial Statements:

	Increase of the result for the year
Financial assets	12.31.2024	12.31.2023
Shares	6	12
Government securities	69	39
Corporate Bonds	11	8
Mutual funds	1	-
Variation of the result of the year	87	59

6.2.1.1.3 Cash flow and fair value interest rate risk

The management of the interest rate risk seeks to reduce financial costs and limit the Company’s exposure to interest rate increases; to this effect, the Company evaluates: (i) different liquidity sources available in the financial and capital markets, both local and international; (ii) different interest rate, currency and maturity alternatives available to companies in the industry with a risk similar to the Company's; and (iii) availability, access and cost of interest rate hedging agreements.

Indebtedness at variable rates exposes the Company to the interest rate risk on its cash flows due to the possible volatility they may experience. Indebtedness at fixed rates exposes the Company to the interest rate risk on the fair value of its liabilities, since they may be considerably higher than variable rates.

As of December 31, 2024, 2% of the indebtedness was subject to variable interest rates. Furthermore, 54% of the Company’s debt accruing variable interest rates is denominated in U.S. dollars, mainly at SOFR rate plus an applicable spread.

The Company is not exposed to a significant risk of increases in variable interest rates, since 98% of its financial debt is at a fixed rate and given current market conditions; the Company considers the risk of a significant drop in interest rates to be low, and therefore does not perceive a substantial risk in its fixed rate indebtedness.

The following table shows the breakdown of the Company’s borrowings classified by interest rate and the currency in which they are denominated:

	12.31.2024	12.31.2023
Fixed interest rate:
Argentine pesos	-	33
U.S. dollar	1,929	1,210
Yuan R.China	-	5
Subtotal loans obtained at a fixed interest rate	1,929	1,248

Floating interest rate:
Argentine pesos	17	30
U.S. dollar	20	41
Subtotal loans obtained at a floating interest rate	37	71

Non interest accrued:
Argentine pesos	-	11
U.S. dollar	113	118
Subtotal loans no interest accrued	113	129
Total borrowings	2,079	1,448

Based on the conducted simulations, and provided all other variables remain constant, a 10% increase/decrease in variable interest rates would generate the following (decrease)/increase in the 2024 fiscal year's income, before income tax, of US$ 1 million.

6.2.1.2 Credit risk

The credit risk represents the exposure to possible losses resulting from the breach by commercial or financial counterparties of their obligations taken on with the Company. This risk stems mainly from economic and financial factors or a possible counterparty default.

In the ordinary course of its business, the Company grants credit to a large customer base, mainly different sectors of industry, including petrochemical companies, natural gas distributors and large electricity users, among others. For this purpose and in accordance with its credit policies, it establishes individual credit limits based on internal or external ratings, approved by the Finance Department, and permanently performs credit assessments on its customers’ financial capacity to minimize the potential risk of uncollectibility losses.

As of December 31, 2024, the Company’s trade receivables totaled US$ 288 million and is classified as current. With the exception of CAMMESA, which represents approximately 37% of such trade receivables, the Company does not have a significant credit risk concentration, as this exposure is distributed among a large number of customers and other counterparties.

The impossibility by CAMMESA to pay these receivables may have a substantially adverse effect on cash income and, consequently, on the result of operations and financial situation which, in turn, may adversely affect the Company’s repayment capacity.

The credit risk of liquid funds and other financial investments is limited since the counterparties are high credit quality banking institutions. If there are no independent risk ratings, the Financial Department evaluates the customer’s creditworthiness, based on past experiences and other factors.

The Company applies the simplified approach of IFRS 9 to measure the expected credit losses of trade receivables and other receivables in accordance with the policy described in Note 4.10.

The expected credit loss on trade receivables and financial assets as of December 31, 2024, 2023 and 2022 amounts to US$ 1.5 million, US$ 1 million and US$ 1 million, respectively and was determined based on credit loss rates calculated for days past due detailed below:

12.31.2024	Undue	30 days	60 days	90 days	120 days	150 days	180 days	+ 180 days
Oil and Gas	0.01%	0.04%	0.34%	6.25%	19.99%	27.11%	28.79%	37.16%
Generation	0.09%	0.55%	3.70%	8.92%	12.26%	14.78%	16.40%	21.41%
Petrochemicals	0.01%	0.11%	9.50%	17.12%	24.00%	24.24%	24.93%	25.46%
Holding, Transportation and others	0.24%	3.37%	4.49%	12.45%	12.45%	16.67%	16.67%	16.67%

12.31.2023	Undue	30 days	60 days	90 days	120 days	150 days	180 days	+ 180 days
Oil and Gas	0.06%	0.30%	2.19%	3.83%	5.06%	10.14%	10.14%	10.21%
Generation	0.32%	1.26%	8.33%	16.63%	20.72%	23.46%	27.00%	28.96%
Petrochemicals	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	28.96%
Holding, Transportation and others	0.18%	1.04%	8.44%	9.09%	9.09%	9.09%	9.09%	9.09%

12.31.2022	Undue	30 days	60 days	90 days	120 days	150 days	180 days	+ 180 days
Oil and Gas	0.18%	0.48%	13.24%	31.50%	32.01%	32.09%	32.31%	32.38%
Generation	0.08%	0.26%	2.54%	7.11%	14.37%	21.39%	27.22%	33.01%
Petrochemicals	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Holding, Transportation and others	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Finally, although cash, cash equivalents and financial assets are also subject to the impairment requirements of IFRS 9, the identified impairment loss is immaterial.

Allowance of impairment of financial assets and other credits evolution as of December 31, 2024, 2023 and 2022, is detailed in Note 12.3.

The Company’s maximum exposure to credit risk is based on the book value of each financial asset in the Consolidated Financial Statements. On the basis of the change in an assumption, while holding all other assumptions constant, a 5% increase/(decrease) in the estimated trade receivables’ uncollectibility rate would result in US$ 0.05 million (decrease)/increase in fiscal year’s results, before income tax.

6.2.1.3 Liquidity risk

The liquidity risk is associated with the Company’s capacity to finance its commitments and conduct its business plans with stable financial sources, as well as with the indebtedness level and the financial debt maturities profile. The cash flow projection is made by the Financial Department.

The Company Management supervises updated projections on liquidity requirements to guarantee the sufficiency of cash and liquid financial instruments to meet operating and financing needs of the Company while keeping at all times a sufficient margin of unused credit facilities. In this way, the aim is that the Company does not breach indebtedness levels or the Covenants, applicable, of any credit facility. Those projections take into consideration the Company’s debt financing plans, the meeting of the covenants and, if applicable, the external regulatory or legal requirements such as, for example, restrictions on the use of foreign currency. Additionally, the Financial Department regularly monitors the available credit for the Company, both in the local and international capital market as well as in the banking sector.

Excess cash and balances above working capital management requirements are managed by the Company’s Treasury Department, which invests them in marketable securities, term deposits and mutual funds, selecting instruments having proper currencies and maturities, and an adequate credit quality and liquidity to meet cash needs estimated in the previously indicated projections.

The Company keeps its sources of financing diversified between banks and the capital market, and it is exposed to the refinancing risk at maturity.

The determination of the Company’s liquidity index for fiscal years ended December 31, 2024 and 2023 is detailed below:

	12.31.2024	12.31.2023

Current assets	2,380	1,336
Current liabilities	1,302	521

Liquidity ratio	1.83	2.56

The following table includes an analysis of the Company trade receivables, other receivables and financial liabilities, grouped according to their maturity dates and considering the period remaining until their contractual maturity date from the date of the Consolidated Financial Statements. Derivative financial instruments are included in the analysis if their contractual maturities are essential for the understanding of the cash flow calendar. The amounts shown in the table are the contractual undiscounted cash flows.

As of December 31, 2024	Trade and other receivables	Trade and other payables (1)	Borrowings
Less than three months	330	237	480
Three months to one year	21	16	334
One to two years	66	75	250
Two to five years	-	4	735
More than five years	-	5	977
Non set maturity term	146	-	-
Total	563	337	2,776

As of December 31, 2023	Trade and other receivables	Trade and other payables (1)	Borrowings
Less than three months	261	223	63
Three months to one year	13	15	236
One to two years	10	31	277
Two to five years	6	6	907
More than five years	-	9	306
Non set maturity term	24	-	-
Total	314	284	1,789

(1)	Includes Lease Liabilities (see Note 19).

6.3 Capital risk management

The aims of managing capital are to safeguard its capacity to continue operating as an on-going business with the purpose of generating return for its shareholders and benefits to other stakeholders, and keeping an optimal capital structure to reduce the cost of capital.

To keep or adjust its capital structure, the Company may adjust the amount of the dividends paid to its shareholders, reimburse capital to its shareholders, issue new shares, conduct stock repurchase programs or sell assets to reduce its debt.

In line with industry practices, the Company monitors its capital based on the leverage ratio. This ratio is calculated by dividing the net debt by the total capital. The net debt equals the total indebtedness (current and non-current) minus cash and cash equivalents and current financial assets at fair value through profit and loss. The total capital corresponds to the shareholders’ equity as shown in the statement of financial position, plus the net debt.

Financial leverage ratios as of December 31, 2024 and 2023 were as follows:

	12.31.2024	12.31.2023
Total borrowings	2,079	1,448
Less: cash and cash equivalents, and financial assets at fair value through profit and loss	(1,588)	(730)
Net debt	491	718
Total capital	3,777	3,122
Leverage ratio	12.99%	23.00%